SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549




                                   FORM 8-K

                                CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 18, 1995


                            FORD MOTOR COMPANY
        (Exact name of registrant as specified in its charter)


                                  Delaware
                (State or other jurisdiction of incorporation)


        1-3950                            38-0549190
(Commission File Number)       (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan             48121
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code 313-322-3000


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Item 5.  Other Events.


     News release dated October 18, 1995, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

     Fourth Quarter Outlook
     ----------------------

     Ford Motor Company ("Ford") expects that its net income in the fourth quarter of 1995 will be higher than its net income of $357 million in the third quarter of 1995, but will be well below its net income of $1,569 million in the fourth quarter of 1994. Lower production in North America, the continuation of major new product launches in North America (F-150) and in Europe (Fiesta), higher costs associated with additional reductions in personnel and continued adverse foreign exchange effects are expected to result in lower earnings in the fourth quarter this year compared with a year ago.

     Longer-Term Outlook
     -------------------

     In the U.S., Ford expects that the strong growth experienced in 1994 will slow to a more sustainable pace in the 1995 to 1997 period, with industry sales of 15 million or more units per year. In Europe, Ford expects the economic recovery there to continue and industry volumes should improve for the next several years.

     While Ford's automotive margins have declined this year, Ford expects them to improve in future years, as the benefits of Ford 2000 are realized.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                                 EXHIBITS
                                 --------
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Designation         Description                                         Method of Filing
-----------         ------------                                        ----------------

Exhibit 20          News release dated October 18, 1995.                Filed with this Report

Exhibit 27.1        Financial Data Schedule Automotive Segment          Filed with this Report

Exhibit 27.2        Financial Data Schedule Financial Services Segment  Filed with this Report

Exhibit 27.3        Financial Data Schedule  Conglomerate Total         Filed with this Report


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                     FORD MOTOR COMPANY
                                     (Registrant)


Date:  October 18, 1995              By:/s/T. J. DeZure
                                      --------------------
                                      T. J. DeZure
                                      Assistant Secretary





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

                              EXHIBIT INDEX
                              -------------

DESIGNATION            DESCRIPTION                                          PAGE
-----------            -----------                                          ----
Exhibit 20             News release dated October 18, 1995.

Exhibit 27.1           Financial Data Schedule - Automotive Segment

Exhibit 27.2           Financial Data Schedule - Financial Services Segment

Exhibit 27.3           Financial Data Schedule - Conglomerate Total



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